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     Exhibit 10.36  SECOND MODIFICATION TO DEED OF TRUST AND
                             SECURITY AGREEMENT "B"












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                             SECOND MODIFICATION TO
                    DEED OF TRUST AND SECURITY AGREEMENT "B"

         THIS SECOND MODIFICATION TO DEED OF TRUST AND SECURITY AGREEMENT "B" (this "Second Modification"), is made as of the 31st day of December, 1999, and is by and between ARLINGTON SQUARE LIMITED PARTNERSHIP, a Virginia limited partnership ("Grantor") having its principal office at c/o The Washington Corporation, 4550 Montgomery Avenue, Suite 220 North, Bethesda, Maryland 20814 and ALLIED CAPITAL CORPORATION, a Maryland corporation ("Beneficiary") having its principal office at 1919 Pennsylvania Avenue, N.W., Third Floor, Washington, D.C. 20006.

                                    Recitals:

WHEREAS, pursuant to the terms of a certain Loan Agreement dated November 20, 1997, by and between Grantor and Beneficiary, Grantor previously obtained a loan (the "Loan") from Beneficiary in the aggregate principal amount of Twenty-four Million Three Hundred Thousand and No/100 Dollars ($24,300,000.00); and

WHEREAS, the Loan was evidenced by (i) a certain Promissory Note dated November 20, 1997 (together with any and all extensions, renewals, modifications and substitutions thereof or therefor, "Note A") made by Grantor and payable to the order of Beneficiary in the original principal amount of Twenty-three Million Three Hundred Thousand and No/100 Dollars ($23,300,000.00), which note was secured by, among other things, the lien of a certain Deed of Trust and Security Agreement "A" ("Deed of Trust A") made by Grantor for the benefit of Beneficiary and recorded on November 21, 1997 in Book 2860 at Page 1501 in the Office of the Clerk of the Circuit Court of Arlington County, Virginia encumbering the real property located more particularly described therein and located at 4401 Fairfax Drive, Ballston, Virginia (the "Real Property"); and (ii) a certain Promissory Note dated November 20,1997, as modified by Allonge dated April 23,1998 (together with any and all extensions, renewals, modification and substitutions thereof or therefor, "Note B") made by Grantor and payable to the order of Beneficiary in the original principal amount of One Million and No/100 Dollars ($1,000,000.00), which note evidenced Grantor's obligation to repay to Beneficiary the principal amount thereof and certain other monetary obligations owing to Beneficiary (including, without limitation, Beneficiary's participation interest pursuant to subparagraph 2(g) of Note B) more particularly set forth therein (collectively, the "Other Monetary Obligations") and was secured by, among other things, the lien of a certain Deed of Trust and Security Agreement "B" made by Grantor for the benefit of Beneficiary and recorded on November 21, 1997 in Book 2860 at Page 1530 in the Office of the Clerk of the Circuit Court of Arlington County, Virginia, as modified by First Modification to Deed of Trust and Security Agreement "B" dated November 24, 1998 and recorded in Book 2941 at Page 2132 of said records ("Deed of Trust B"), encumbering the Real Property as more particularly described therein and on Schedule A attached hereto; and

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WHEREAS, Grantor repaid all sums due and owing pursuant to Note A and Deed of
Trust A has accordingly been released; and

WHEREAS, while Grantor repaid the principal and interest due and payable pursuant to Note B, the Other Monetary Obligations remained outstanding as of November 24, 1998; and

WHEREAS, Grantor and Beneficiary have agreed upon the dollar amount of the Other Monetary Obligations and the payment terms pursuant to which such amount shall be repaid by Grantor to Beneficiary; and

WHEREAS, Note B has been accordingly amended and restated in its entirety by that certain Amended and Restated Promissory Note dated as of December 1, 1998 in the principal amount of One Million Eight Hundred and Fifty Thousand Dollars ($1,850,000.00) ("Amended and Restated Note B"); and

WHEREAS, Grantor and Beneficiary desire to enter into this Second Modification to reflect that Deed of Trust B continues to secure Grantor's obligation to repay all sums as and when due pursuant to Note B, as amended and restated by Amended and Restated Note B.


                                WITNESSETH THAT:

         NOW THEREFORE, for Ten Dollars ($10.00) and other good and valuable consideration, the receipt and the sufficiency of which is hereby acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:

              1. The foregoing recitals are hereby incorporated herein by this reference and made a part hereof, with the same force and effect as if fully set forth herein.

              2. Deed of Trust B is hereby modified to reflect that the defined term "Debt", as used in Deed of Trust B, shall refer to Grantor's obligation to pay to Beneficiary amounts due and payable pursuant to Amended and Restated Note B.

              3. Except as expressly modified hereby, the terms and provisions of Deed of Trust B shall be and remain unchanged and in full force and effect, and as so modified the same are hereby approved, ratified and confirmed.

              4. This Second Modification shall be governed by the laws of the Commonwealth of Virginia and shall be binding upon and inure to the benefit of the parties



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hereto and their respective, heirs, executors, administrators, personal representatives, successors, and assigns.

              5. This Second Modification may be executed in any number of counterparts, each of which shall be deemed an original and all of which together shall be deemed one and the same instrument.

              6. It is acknowledged and agreed that Deed of Trust B as further modified hereby constitutes the Junior Trust pursuant to that certain Subordination Agreement dated as of November 28, 1998 by and among Grantor, Senior Lender (as defined therein) and Beneficiary and recorded in the Office of the Clerk of the Circuit Court of Arlington County, Virginia in Book 2941 at Page 2095.

         IN WITNESS WHEREOF, the undersigned have executed this Modification on the day and year first above written.

                                  GRANTOR:

                                  ARLINGTON SQUARE LIMITED
                                  PARTNERSHIP, a Virginia limited partnership

                                  By: Arlington Square, Inc., a Virginia
                                  corporation, its general partner

                                  By: /s/ William N. Demas
                                     -------------------------------------
                                     Name:  William N. Demas
                                     Title: President

                                  BENEFICIARY:

                                  ALLIED CAPITAL CORPORATION, a
                                  Maryland corporation

                                  By: /s/ Michael J. Grisius
                                     -------------------------------------
                                     Name:   Michael J. Grisius
                                     Title:  Principal








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STATE OF Maryland    )
                     ) ss.:
COUNTY OF Montgomery )

         On this 3rd day of September 1999, before me personally came William
N. Demas to me known, who, being by me duly sworn, did depose and say that he is the President of Arlington Square, Inc., general partner of Arlington Square Limited Partnership, the limited partnership described in and which executed the within instrument as Grantor; and that s/he signed his name thereto in such capacity on behalf of said entity as general partner of and on behalf of said limited partnership.

                                   /s/ Carolyn C. Boccabella
                                  -----------------------------------
                                             Notary Public

         My Commission Expires:
         CAROLYN C. BOCCABELLA
     NOTARY PUBLIC STATE OF MARYLAND
 My Commission Expires November 1, 1999


DISTRICT OF COLUMBIA) ss.:

         On this 8 day of February 2000, before me personally came Michael J. Grisius, to me known, who, being by me duly sworn, did depose and say that s/he is the Principal of Allied Capital Corporation, the corporation described in and which executed the within instrument as Beneficiary; and that s/he signed his name thereto in such capacity on behalf of said entity.

                                        /s/ Amelia Mitchem
                                        ----------------------------------------
                                                  Notary Public

         My Commission Expires: 10/31/02













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                               Schedule "A"
                              LEGAL DESCRIPTION


All that certain land situate in Arlington County, Virginia, and more particularly described as follows:

Parcel A, ARLINGTON SQUARE, as duty dedicated, platted and recorded in Deed Book 2210, page 994, among the land records of Arlington County, Virginia.